                                                                   Exhibit 10.17


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                         REGISTRATION RIGHTS AGREEMENT

                            dated February 19, 1998,

                                     among

                            V.I.  TECHNOLOGIES, INC.

                                    and the

                           STOCKHOLDERS LISTED HEREIN

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

                                             REGISTRATION RIGHTS
                                       AGREEMENT dated February 19, 1998, among
                                       V.I.  TECHNOLOGIES, INC., a Delaware
                                       corporation (the "Company"), and the
                                       stockholders of the Company listed on
                                       Schedule I (the "Investors").

     Each Investor currently owns (or has the right to acquire) the number of shares of Common Stock, $.01 par value (the "Common Stock"), of the Company set forth opposite the name of such Investor on Schedule I. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings and sales of shares of Common Stock. Accordingly, the parties agree as follows:

     SECTION 1.     DEFINITIONS.
                    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "AFFILIATE" has the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act.

     "AMPERSAND" means collectively, Ampersand Specialty Materials and Chemical II Limited Partnership, Ampersand Specialty Materials and Chemicals III Limited Partnership, Laboratory Partners I Limited Partnership, Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership and Laboratory Partners Companion Fund Limited Partnership.

     "AMPERSAND INVESTORS" means Ampersand, any Affiliate of Ampersand which owns Restricted Shares and any successor to, or assignee or transferee of, an Ampersand Investor who shall agree in writing to be treated as an Ampersand Investor and to be bound by the terms and comply with the provisions of this Agreement.

     "CBCI" means CB Capital Investors, L.P., a Delaware limited partnership.

     "CBCI DEMAND REGISTRATION DATE" means the earlier of (i) October 29, 1999 and (ii) the date nine months after the date upon which the registration statement for use in the Initial Public Offering shall have been declared effective.

     "CBCI INVESTOR" means CBCI, any Affiliate of CBCI which owns Restricted Shares and any successor to, or assignee or transferee of, a CBCI Investor who shall agree in writing to be treated as a CBCI Investor and to be bound by the terms and comply with the provisions of this Agreement.

     "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "INITIAL PUBLIC OFFERING" means the first underwritten public offering of Common Stock for sale to the public for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1 or its then equivalent.

     "NYBC" means New York Blood Center. Inc. a New York not-for-profit corporation.

     "NYBC INVESTOR" means NYBC, any Affiliate of NYBC which owns Restricted Shares and any successor to, or assignee or transferee of, a NYBC Investor who shall agree in writing to be treated as a NYBC Investor and to be bound by the terms and comply with the provisions of this Agreement.

     "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

     "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

     "PALL" means Pall Corporation, a New York corporation.

     "PALL INVESTOR" means Pall, any Affiliate of Pall which owns Restricted Shares and any successor to, or assignee or transferee of, a Pall Investor who shall agree in writing to be treated as a Pall Investor and to be bound by the terms and comply with the provisions of this Agreement.

     "REGISTRABLE SHARES" means at any time, with respect to any Stockholder, the Restricted Shares held by such Stockholder which constitute Common Stock.

     "RESTRICTED SHARES" means at any time, with respect to any Stockholder, the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or which are not (or would not be, upon any such exercise, exchange or conversion) eligible for sale by the holder thereof under Rule 144(k) or any successor rule thereto or any complementary rule thereto.

     "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

     "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "STOCKHOLDERS" means the Investors and any person or entity that acquires Restricted Shares directly or indirectly from an Investor in accordance with
Section 17.

     "TRANSFER" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

     SECTION 2.     DEMAND REGISTRATION.
                    -------------------

     (a) Subject to paragraph (d) below, the Stockholders holding at least 30% of the then outstanding Restricted Shares held collectively by all Ampersand Investors and all NYBC Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

     (b) (i) Subject to paragraph (d) below, at any time after the CBCI Demand Registration Date, the Stockholders holding at least 50% of the then outstanding Restricted Shares held by all CBCI Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

          (ii) Subject to paragraph (d) below, at any time after the date 180 days after the consummation of the Initial Public Offering, the Stockholders holding at least 50% of the then outstanding Restricted Shares held by all Pall Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.


      (c) If the Company shall be requested to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all Stockholder who are then holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company' s notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its commercially reasonable efforts in good faith to effect such registration on an appropriate form, including Form S-2 or S-3, if available, under the Securities Act of the Registrable Shares which the Company has been so requested to register.

     (d) The Company shall not be obligated to effect any registration under the Securities Act requested under this Section except in accordance with the following provisions:

          (i) the Company shall not be obligated to (A) file more than two registration statements initiated pursuant to paragraph (a), (B) file more than two registration statements initiated pursuant to paragraph (b)(i) ,
     (C) file more than four registration statements initiated pursuant to paragraph (b)(ii) of which not more than two registration statements may be filed prior to two years after the date hereof, (D) effect any registration initiated pursuant to paragraphs (b)(i) if the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $10, 000, 000, (E) file any registration statement requested pursuant to paragraph (b)(i) at any time the CBCI Investors shall own less than 1,256,278 (subject to adjustment for stock splits, stock combinations and the like) Restricted Shares, (F) file any registration statement requested pursuant to paragraph (b)(ii) at any time when the anticipated gross offering price of all Registrable Shares to be included therein for the account of Pall Investors would be less than $2,000,000 unless the number of Registrable Shares to be sold for the account of Pall Investors is at least 600,000 shares (subject to adjustment for stock splits, stock combinations and the like) or (G) file more than one registration statement pursuant to this Section within any consecutive 180-day period, which registration statement(s) were initiated pursuant to this Section and become effective or which are rescinded without reimbursement as specified in the last paragraph of this Section;

          (ii) The Company's obligations to file a registration statement under this Section shall be suspended at any time when (A) it has not received a request under paragraph (a) or (b) above, and (B) it has filed, or its Board of Directors has approved the filing of, a registration statement under the Securities Act (other than on Form S-4 or Form S-8 or any successor forms thereto) for the offer and sale of Primary Shares. Such obligations shall resume on the earliest to occur of (X) the date on which such registration statement is withdrawn by the Company, or the Company's Board of Directors abandons its determination to file a registration statement for the offer and sale of Primary Shares, (Y) the date which is 90 days after the effective date of such registration statement, and (Z) the date which is 180 days after the first filing date of such registration statement;

          (iii) the Company may delay the filing or effectiveness of any registration statement pursuant to this Section for a period not to exceed 90 days after the date of the Company's receipt of a request for registration if the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans; provided, however, that the Company may cause
                                  --------  -------
     such delay only once during any 360-day period;

          (iv) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter (if any)
             --------  -------
     advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such shares, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

          (A) first, the Registrable Shares held by the Stockholders, pro rata
              -----                                                   --- ----
     based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each such Stockholder at the time of such registration;

          (B)  second, the Primary Shares; and
               ------

          (C)  third, the Other Shares.
               -----

     (e) Any registration statement initiated pursuant to this Section 2 shall count as a registration for purposes of the limitations contained in paragraph
(d)(i) above and shall be deemed to have been initiated pursuant to paragraph
(a), (b)(i) or paragraph (b)(ii), as applicable, by the Stockholder which has the greatest number of Restricted Shares included in such registration statement at the time of its initial filing.

     (f) A requested registration under this Section may be rescinded by written notice to the Company by all of the Stockholders requesting such registration pursuant to paragraphs (a) or (b) and (c); such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (d)(i) above if such registration statement is rescinded prior to the effective date thereof and if the Stockholder initiating such request (as provided in paragraph (e) above) shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. Even if a registration statement is not rescinded pursuant to this paragraph (f), the Company will, at any time prior to the effectiveness of a registration statement, deregister any or all of a Stockholder's Registrable Shares included in such registration statement, promptly upon the Company's receipt of a written request from such Stockholder and the Company may withdraw a registration statement so requested if a Stockholder requesting deregistration initiated the registration statement.

     SECTION 3.     REGISTRATIONS ON FORM S-3.
                    -------------------------

     (a) Subject to paragraph (d) below, at such time as the Company shall have qualified for the use of Form S-3 or any successor form promulgated under the Securities Act, the Ampersand Investors, and the NYBC Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

     (b) (i) Subject to paragraph (d) below, at such time as the Company shall have qualified for the use of Form S-3 or any successor form promulgated under the Securities Act, the CBCI Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

         (ii) Subject to paragraph (d) below, at such time as the Company shall have qualified for the use of Form S-3 or any successor form promulgated under the Securities Act, the Pall Investors shall be entitled to request that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section.

     (c) If the Company shall be requested to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all Stockholders who are then holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its commercially reasonable efforts in good faith to effect such registration on Form S-3 of the Registrable Shares which the Company has been so requested to register.

     (d) The Company shall not be obligated to effect any registration under the Securities Act requested under this Section except in accordance with the following provisions:

         (i) the Company shall not be obligated to (A) file more than four registration statements initiated pursuant to paragraph (a), (B) file more than two registration statements initiated pursuant to paragraph
         (b) (i), (C) file more than four registration statements initiated pursuant to paragraph (b)(ii), of which not more than two registration statements may be filed prior to two years after the date hereof,(D) effect any such registration initiated pursuant to paragraph (b)(i) or
         (b)(ii) if the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $500,000, (E) file any registration statement requested pursuant to paragraph (b)(i) at any time the CBCI Investors shall own less than 1,256,278 (subject to adjustment for stock splits, stock combinations and the like) Restricted Shares or (F) file any registration statement requested pursuant to paragraph (b)(ii) by Pall Investors at any time when (I) the Pall Investors own less than one percent of the outstanding shares of Common Stock and (II) all such Registrable Shares owned by the Pall Investors may be sold and transferred under Rule 144 at that time;

         (ii) the Company may delay the filing or effectiveness of any registration statement pursuant to this Section for a period not to exceed 90 days after the date of the Company's receipt of a request for registration if the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans; provided, however, that the Company
                                             --------  -------
         may cause such delay only once during any 360-day period;

     (e) Any registration statement initiated pursuant to this Section 3 shall count as a registration for purposes of the limitations contained in paragraph
(d)(i) above and shall be deemed to have been initiated pursuant to paragraph
(a) or paragraph (b)(i) or (b)(ii), as applicable, by the Stockholder which has the greatest number of Restricted Shares included in such registration statement at the time of its initial filing.

     (f) A requested registration under this Section may be rescinded by written notice to the Company by all of the Stockholders requesting such registration pursuant to paragraphs (a) or (b) or (c); such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (d)(i) above if such registration statement is rescinded prior to the effective date thereof and if the Stockholder initiating such request (as provided in paragraph (e) above) shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. Even if a registration statement is not rescinded pursuant to this paragraph
(f), the Company will, at any time prior to the effectiveness of a registration statement, deregister any or all of a Stockholder's Registrable Shares included in such registration statement, promptly upon the Company's receipt of a written request from such Stockholder and the Company may withdraw a registration statement so requested if a Stockholder requesting deregistration initiated the registration statement.

     SECTION 4.     PIGGYBACK REGISTRATION.
                    ----------------------

     If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's stockholders ), it shall promptly give written notice to each Stockholder of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 10 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the
                                           --------  -------
managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

     (a)  first, the Primary Shares;
          -----

     (b) second, the Registrable Shares held by the Stockholders, pro rata based
         ------                                                   --- -----
upon the number of Restricted Shares (based upon Common Stock equivalents) specified in their written requests made under this Section 4 above; and

     (c)  third, the Other Shares.
          -----

     SECTION 5.     EXPENSES.
                    --------

The Company shall bear the expense of the first two registrations effected pursuant to Section 2(a), the first two registrations effected pursuant to
Section 2(b)(i), the first four registrations effected pursuant to Section 2(b)(ii) or 3(b)(ii), the first registration effected pursuant to Section 3(b)(i), and all registrations effected pursuant to Section 3(a) and Section 4, including, in each case, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Stockholders' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions and the fees of any counsel to the selling

Stockholders, other than the Selling Stockholders' Counsel. However, if the Company has borne the expense of two registration statements on Form S-1 effected pursuant to Section 2(b)(ii), the Company shall bear one-half, and the Pall Investors as a group shall bear one-half, of the expense of any additional registrations effected pursuant to Section 2(b)(ii) on Form S-1, provided that Form S-2 or Form S-3 is not available for such additional registrations. The expenses of any additional registrations pursuant to Sections 2 and 3 shall be borne by the Stockholders participating in such registration pro rata based upon
                                                             --- -----
the number of shares registered pursuant thereto by each such Stockholder.

     SECTION 6.     HOLDBACK AGREEMENT.
                    -------------------

     (a) If the Company at any time shall register shares of Common Stock under the Securities Act pursuant to an Initial Public Offering and the managing underwriter for such registration shall request, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effective date of the registration statement pursuant to which such Initial Public Offering shall be made and shall not last more than 180 days after the effective date of such registration statement; provided that the Stockholders shall be bound by this
                        ---------
provision only if, and to the extent, the executive officers of the Company owning Common Stock shall be bound by such a provision.

     (b) If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4) for sale to the public after the Initial Public Offering and the managing underwriter for such registration shall request, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effective date of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such registration statement; provided that the Stockholders shall be bound by this provision only
           --------
if, and to the extent, the executive officers of the Company owning Common Stock shall be bound by such a provision.

     SECTION 7.     PREPARATION AND FILING.
                    ----------------------

     If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

          (a) use its commercially reasonable efforts in good faith to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days (as extended pursuant to Section
     25) or until all of such Registrable Shares have been disposed of (if earlier);

          (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel."), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days (as extended pursuant to Section 25) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

          (d) notify in writing the Selling Stockholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) use its commercially reasonable efforts in good faith to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be
                           --------  -------
     required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

          (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (g) use its commercially reasonable efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

          (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by the Selling Stockholders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by a seller of Registrable Shares or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement,
     (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. Each Investor agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (j) use its commercially reasonable efforts in good faith to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

          (k) use its commercially reasonable efforts in good faith to obtain from its counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

          (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares; provided, however, that the Company shall have the right to approve
             --------  -------
     any such underwriter which approval shall not be unreasonably withheld;

          (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its commercially reasonable efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

          (o) otherwise use its commercially reasonable efforts in good faith to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (p) use its commercially reasonable efforts in good faith to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     SECTION 8.     INDEMNIFICATION.
                    ---------------

     In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall and hereby agrees to indemnify and hold harmless the seller of such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case
        --------  -------
to the extent that any
such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; provided,
                                                                       --------
further, that the foregoing indemnity shall not inure to the benefit of any
-------
underwriter, with respect to any preliminary prospectus, from whom the person asserting any losses, claims, damages and liabilities and judgments purchased Registrable Shares or any person controlling such underwriter, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person, if required by law so to have been delivered, or prior to a written confirmation of the sale of the Registrable Shares to such person, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment, unless such failure to deliver the prospectus (as so amended and supplemented) was a result of noncompliance by the Company with Section 7(f) hereof.

     In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter in an instrument duly executed by such seller or underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that such obligation to indemnify will be several,
          --------  -------
not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

     The indemnification required by this Section 8 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if any indemnified
                                     --------  -------
party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

     The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Shares by the relevant Stockholder.

     If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata
                                                               --- ----
allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 8, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate net proceeds received by such seller from the sale of its Registrable Shares.

     SECTION 9.     UNDERWRITING AGREEMENT.
                    ----------------------

     Notwithstanding the provisions of Sections 6, 7 and 8, to the extent that the Company and the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

     SECTION 10.    INFORMATION BY HOLDER.
                    ---------------------

     Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 11.    EXCHANGE ACT COMPLIANCE.
                    -----------------------

     From and after the CBCI Demand Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 12.    NO CONFLICT OF REGISTRATION RIGHTS.
                    ----------------------------------

     The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

     SECTION 13.    RULE 144 REQUIREMENTS.
                    ---------------------

     With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell Registrable Shares to the public without registration, the Company agrees to use its best efforts to

     (a) make and keep current public information available, as those terms are understood and defined in Rule 144(c)(1) (at any time after it has become subject to the reporting requirements of the Exchange Act);

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c)(1) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company filed under Section 13 or 15(d) of the Exchange Act, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     SECTION 14.    RESTRICTION ON TRANSFER.
                    -----------------------

     (a) The Restricted Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended to insure compliance with the provisions of the Securities Act.

     (b) Each certificate representing Restricted Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."

The foregoing legend shall be removed from the certificates representing any Registrable Shares at the request of the holder thereof at such time as they become registered and sold under the Securities Act or eligible for resale pursuant to Rule 144(k) under the Securities Act.

     (c) The holder of any Restricted Shares by acceptance thereof agrees, prior to any Transfer of any Restricted Shares, to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the

Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States. Such holder of Restricted Shares shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within fifteen days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within fifteen days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares (and each certificate or other instrument evidencing any untransferred balance of such Registered Shares) shall bear the legend set forth in paragraph (b) above unless
(i) in such opinion of counsel to the holder of Restricted Shares (which opinion and counsel shall be reasonably acceptable to the Company) registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

     (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares shall cease and terminate when (i) any such Restricted Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such Restricted Shares has met the requirements for Transfer of such Restricted Shares under Rule 144(k) under the Securities Act (subject to the delivery of opinions as set forth above). Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

     SECTION 15.    TERMINATION.
                    -----------

     This Agreement shall terminate and be of no further force or effect on the date on which there remains no Registrable Shares outstanding, provided that no further Registrable Shares are then issuable to Pall pursuant to the Stock Purchase Agreement dated as of February 19, 1998 between the Company and Pall or the Stock Purchase Agreement has been terminated.

     SECTION 16.    SUCCESSORS AND ASSIGNS.
                    ----------------------

     This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 17, their respective successors and assigns. The parties acknowledge that CBCI is in the process of a reorganization, pending approval from the United States Small Business Administration, pursuant to which CBCI is transferring substantially all of its assets to CB Capital Investors, L.P., a Delaware limited partnership ("CBCI, L.P."), in exchange for a general partner interest in CBCI, L.P. and that CBCI, L.P. shall succeed in interest to CBCI's rights and obligations with respect to this Agreement.

     SECTION 17.    ASSIGNMENT.
                    ----------

     The Stockholders may assign their rights hereunder to any persons or entities that acquire Restricted Shares from an Investor; provided, however,
                                                          --------  -------
that such person or entity shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

     SECTION 18.    ENTIRE AGREEMENT.
                    ----------------

     This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto including, without limitation, the Common Stock Purchase Agreement dated as of October 26, 1995 among the Company and the parties named therein, the Common Stock Purchase Agreement dated as of June 21, 1996 among the Company and the parties named therein and the Registration Rights Agreement dated April 29, 1997 among the Company and the parties named therein.

     SECTION 19.    NOTICES.
                    -------

     All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

          (i)  if to the Company:

          V.I. Technologies, Inc.
          155 Duryea Road
          Melville, New York 11747
          Fax: (516) 752-3854
          Telephone: (516) 752-7398
          Attention:  Ms. Joanne Leonard
          with a copy to:

          Gibbons, Del Deo, Dolan, Griffinger & Vecchione
          One Riverfront Plaza
          Newark, New Jersey 07102
          Fax: (973) 639-6249
          Telephone: (973) 596-4637
          Attention: Frank Lawatsch

          (ii)  if to the Investors:

          to the address set forth for such Investor on
          Schedule I, with copies to:

          O'Sullivan Graev & Karabell, LLP
          30 Rockefeller Plaza
          New York, New York 10112
          Fax: (212) 408-2420
          Telephone: (212) 408-2400
          Attention: John J.  Suydam

          Carter, Ledyard & Milburn
          2 Wall street
          New York, New York 10005
          Fax:  (212) 732-3232
          Attention:  Robert A. McTamaney

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the fifth business day following such mailing if sent by certified mail, return receipt requested.

     SECTION 20.    MODIFICATIONS: AMENDMENTS: WAIVERS.
                    ----------------------------------

     The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the Company and Stockholders holding at least a majority of the Restricted Shares (based upon Common Stock equivalents) then held by each of the Ampersand Investors, the CBCI Investors, the NYBC Investors and the Pall Investors.

     SECTION 21.    COUNTERPARTS.
                    ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 22.    HEADINGS.
                    --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 23.    SEVERABILITY.
                    ------------

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 24.    GOVERNING LAW; SUBMISSION TO JURISDICTION.
                    -----------------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of laws. The Company and the Investors submit to, and agree to take all further steps necessary to submit to, the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York in the County of Nassau, and irrevocably waive any objection to venue in such District or County, as the case may be, in the event liability is alleged and/or any action, suit or proceeding is commenced under this Agreement.

     SECTION 25.    SUSPENSION OF DISPOSITION OF REGISTRABLE SHARES.
                    -----------------------------------------------

     It shall be a condition precedent to the obligations of the Company under
Section 7 that each seller of Registrable Shares shall have agreed that, (i) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 7(h) hereof, such selling Stockholder will forthwith discontinue disposition of Registrable Shares until such selling Stockholder receives copies of a supplemented or amended prospectus contemplated by paragraph 7(h) hereof, or until such selling Stockholder is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and (ii) if so directed by the Company, such selling Stockholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such selling Stockholder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. The 180-day periods referred to in paragraphs 7(a) and 7(c) of this Agreement shall be extended by the number of days during which a selling Stockholder is prevented from disposing of Registrable Shares by virtue of this Section 25.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                         V.I. TECHNOLOGIES, INC.


                         By: /s/ John Barr
                            --------------------------------
                            Name:
                            Title:

                         CB CAPITAL INVESTORS, L.P.
                         By:  CHASE CAPITAL PARTNERS, its General Partner


                         By: /s/ Damion E. Wicker
                            --------------------------------
                            Name:
                            Title:


                         NEW YORK BLOOD CENTER, INC.


                         By: /s/ Robert Jones
                            --------------------------------
                            Name:
                            Title:


                         AMPERSAND SPECIALTY MATERIALS AND CHEMICALS II LIMITED PARTNERSHIP

                         By: ASMC-II MANAGEMENT COMPANY LIMITED
                             PARTNERSHIP,

                         By: ASMC-II MCLP LLP, its General Partner


                         By: /s/ Richard A. Charpie
                            --------------------------------
                            Name: Richard A. Charpie
                            Title: Managing General Partner

                         AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP

                         By: ASMC-III MANAGEMENT COMPANY LIMITED
                             PARTNERSHIP,

                         By: ASMC-III MCLP LLP, its General Partner


                         By: /s/ Richard A. Charpie
                            --------------------------------
                            Name: Richard A. Charpie
                            Title: Managing General Partner

                         LABORATORY PARTNERS I LIMITED PARTNERSHIP

                         By: AMPERSAND LAB PARTNERS MANAGEMENT COMPANY
                             LIMITED PARTNERSHIP

                         By: AMPERSAND LAB PARTNERS MCLP LLP, its General
                             Partner


                         By: /s/ Richard A. Charpie
                            --------------------------------
                            Name: Richard A. Charpie
                            Title: Managing General Partner

                         AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III COMPANION FUND LIMITED PARTNERSHIP

                         By: ASMC-III MANAGEMENT COMPANY LIMITED
                             PARTNERSHIP,

                         By: ASMC-III MCLP LLP, its General Partner


                         By: /s/ Richard A. Charpie
                            --------------------------------
                            Name: Richard A. Charpie
                            Title: Managing General Partner


                         LABORATORY PARTNERS COMPANION FUND LIMITED PARTNERSHIP

                         By: AMPERSAND LAB PARTNERS MANAGEMENT COMPANY
                             LIMITED PARTNERSHIP

                         By: AMPERSAND LAB PARTNERS MCLP LLP, its General
                             Partner


                         By: /s/ Richard A. Charpie
                            --------------------------------
                            Name: Richard A. Charpie
                            Title: Managing General Partner


                         PALL CORPORATION


                         By: /s/ J. Hayward-Surry
                            --------------------------------
                            Name: J. Hayward-Surry
                            Title:

                                   SCHEDULE I
                                   ----------

Investors                                                                 Shares of
---------                                                                Common Stock
                                                                         ------------
CB Capital Investors, L.P.                                                  5,025,112
c/o Chase Capital Partners
380 Madison Avenue, 12th Floor
New York, New York 10017
Fax: (212) 622-3101
Phone: (212) 622-3100
Attention:  Damion E.  Wicker and Jonas Steinman

New York Blood Center, Inc.                                                 9,600,000
310 East 67th Street
New York, New York 10021
Fax: (212) 570-3010
Phone: (212) 570-3195
Attention:  Robert L. Jones

Ampersand Specialty Materials and                                           2,941,300
Chemical II Limited Partnership
c/o Ampersand Ventures
55 Williams Street
Wellesley, Massachusetts 02181
Fax: (617) 239-0824
Phone: (617) 239-0700
Attention:  Richard Charpie and Peter Parker

Ampersand Specialty Materials and Chemicals III                             3,038,951
Limited Partnership
c/o Ampersand Ventures
55 Williams Street
Wellesley, Massachusetts 02181
Fax: (617) 239-0824
Phone: (617) 239-0700
Attention:  Richard Charpie and Peter Parker

Laboratory Partners I Limited Partnership                                     926,510
c/o Ampersand Ventures
55 Williams Street
Wellesley, Massachusetts 02181
Fax: (617) 239-0824
Phone: (617) 239-0700
Attention:  Richard Charpie and Peter Parker


Ampersand Specialty                                                            49,414
Materials and Chemicals III
Companion Fund Limited
Partnership
c/o Ampersand Ventures
55 Williams Street
Wellesley, Massachusetts
02181
Fax: (617) 239-0824
Phone: (617) 239-0700
Attention:  Richard Charpie and Peter Parker

Laboratory Partners                                                           397,075
Companion Fund
Limited Partnership
c/o Ampersand Ventures
55 Williams Street
Wellesley, Massachusetts
02181
Fax: (617) 239-0824
Phone: (617) 239-0700
Attention:  Richard Charpie and Peter Parker

Pall Corporation                                                            1,333,333 plus such additional shares as shall be
2200 North Boulevard                                                        issued to Pall pursuant to the Stock Purchase
East Hills, New York                                                        Agreement dated as of  February 19, 1998
11548
Fax:  (516) 484-3529
Phone:  (516) 484-5400
Attention:  Jeremy  Hayward-Surry